UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 1, 2021
nCino, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39380	46-4353148
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation)		Identification No.)
6770 Parker Farm Drive
Wilmington, North Carolina 28405
(Address of Principal Executive Offices, Including Zip Code)

Registrant’s Telephone Number, Including Area Code: (888) 676-2466

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0005 per share	NCNO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On September 1, 2021, nCino, Inc. (the "Company") issued a press release announcing its financial results for its second quarter ended July 31, 2021. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information in this Current Report on Form 8-K and the accompanying Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by reference in such filing.
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 1, 2021, the Company announced that Josh Glover, age 42, who was serving as the Company’s Chief Revenue Officer, was named President & Chief Revenue Officer, effective September 1, 2021. Mr. Glover has served as the Company’s Chief Revenue Officer since February 2019 and previously served as Executive Vice President, Americas from February 2017 to February 2019, Senior Vice President, Community and Regional Financial Institutions from December 2014 to January 2017 and a member of the Company’s professional services organization from November 2012 to December 2014. Pierre Naudé, who was serving as the Company’s President & Chief Executive Officer, will continue in his role as the Company’s Chief Executive Officer.
In connection with this appointment, Mr. Glover’s annual base salary and annual cash bonus target will be increased to $356,757 and $303,244, respectively. Additionally, on November 1, 2021, Mr. Glover will be granted $2,500,000 aggregate value of restricted stock units, subject to the Company’s standard time-based vesting provisions, with the number of restricted stock units subject to the award determined based on the closing price of the Company’s common stock on October 31, 2021.
On September 1, 2021, the Company announced that Greg Orenstein, age 52, who was serving as the Company’s Chief Corporate Development & Legal Officer and Secretary, was named Chief Corporate Development & Strategy Officer, effective September 1, 2021. Mr. Orenstein has served as the Company’s Chief Corporate Development & Legal Officer and Secretary since December 2019 and previously served as Executive Vice President Corporate Development, Chief Legal Officer & Secretary from October 2015 to November 2019. Mr. Orenstein’s compensation did not change in connection with being named Chief Corporate Development & Strategy Officer.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press release of nCino, Inc. dated September 1, 2021 (furnished and not filed).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

nCino, Inc.
Date: September 1, 2021	By:	/s/ David Rudow
David Rudow
Chief Financial Officer